Exhibit 99.2

LETTER OF TRANSMITTAL AND ELECTION FORM

To Accompany Certificate(s) Representing Ordinary Shares

of

PRECISE SOFTWARE SOLUTIONS LTD.

in connection with the merger of

Argon Merger Sub Ltd., a wholly-owned indirect subsidiary

of

VERITAS Software Corporation,

with and into Precise Software Solutions Ltd.

To:

By Hand:	By Overnight Delivery:
[ ]	[ ]

By Mail: [ ]	By Facsimile Transmission: (For Eligible Institutions Only) [ ]

Confirm Facsimile Transmission:

By Telephone Only:

[                              ]

      Delivery of this Letter of Transmittal and Election Form to an address other than as set forth above or transmission of instructions via a facsimile transmission to a number other than as set forth above will not constitute valid delivery.

      Before you complete this document, you should read it carefully in its entirety, including the instructions that begin on page [9].

BOX A

DESCRIPTION OF THE PRECISE ORDINARY SHARES SUBMITTED

Name(s) and Address(es) of Registered Holder(s) (if blank, please fill in with information exactly as it appear(s) on share certificates(s))	Certificate Number(s)	Number of Ordinary Shares Represented by Certificate(s)

Total Number of Ordinary Shares:

☐	Check here if certificates have been lost, destroyed or stolen. See Instruction I.9.

Number of ordinary shares represented by such lost, destroyed or stolen certificates:

SIGNATURES MUST BE PROVIDED BELOW.

Please read carefully the instructions that begin on page [9] of this document.

Ladies and Gentlemen:

      In connection with the proposed merger (the “Merger”) of Argon Merger Sub Ltd. (“Merger Sub”), a company organized under the laws of Israel and a wholly-owned subsidiary of VERITAS Software Corporation, a Delaware corporation (“VERITAS”), with and into Precise Software Solutions Ltd., a company organized under the laws of Israel (“Precise”), pursuant to that certain Agreement and Plan of Merger dated as of December 19, 2002, as it may be amended from time to time (the “Merger Agreement”), the undersigned hereby: (1) submits his, her or its share certificate(s) representing the Precise ordinary shares more fully described above in Box A (each, a “Precise Share”) and (2) subject to the completion of the Merger, directs that each such Precise Share be exchanged in accordance with the election to receive either cash or cash and shares of VERITAS common stock (the “Election”), if any, made by the undersigned below in Box C.

      In accordance with the terms of the Merger Agreement, each Precise Share shall entitle its holder to receive either: (1) $16.50 in cash (the “Cash Consideration”) or (2) $12.375 in cash plus 0.2365 of a fully paid and nonassessable share of VERITAS common stock (the “Mixed Consideration”). The Cash Consideration and the Mixed Consideration are collectively referred to as the “Consideration.” In order to comply with Israeli securities laws, Precise shareholders who are Israeli holders (as described below) and who elect to receive the Mixed Consideration will receive $12.375 in cash plus an amount in cash equal to 0.2365 multiplied by the closing sale price of one share of VERITAS common stock on the trading day immediately prior to the effective time of the Merger (the “Effective Time”) as reported on The Nasdaq National Market. In addition, in lieu of any fractional shares, the undersigned shall receive cash in an amount (rounded to the nearest whole cent without interest) equal to the product of the fractional share otherwise payable, after aggregating all Precise Shares held of record by the undersigned, multiplied by the average closing price of one share of VERITAS common stock for the five trading days prior to the Effective Time as reported on The Nasdaq National Market. The Consideration will be proportionately adjusted for any future stock split, stock dividend or similar event with respect to Precise ordinary shares or VERITAS common stock effected between the date of the Merger Agreement and the completion of the Merger. The undersigned may make only one election and receive only one form of Consideration for all of the Precise Shares submitted herewith.

      Submission of the certificate(s) described in Box A is subject to the terms, conditions and limitations set forth in the Merger Agreement and the instructions attached hereto.

      To make an effective Election, you must submit a properly completed Letter of Transmittal and Election Form, along with share certificates representing all of your Precise Shares covered by the Election or an appropriate guarantee of delivery to [                    ] (the “Exchange Agent”) on or before 5:00 p.m., New York City time, on [                    ], 2003 (the “Election Date”). If you do not submit an Election, you will receive instructions from the Exchange Agent on where to surrender your Precise share certificates after the Merger is completed and you will be entitled only to receive the Cash Consideration in exchange for your Precise Shares.

      The undersigned hereby represents and warrants that the undersigned is, as of the date hereof, and will be, as of the Election Date, the registered holder of the Precise Shares represented by the enclosed certificate(s), has good title to such Precise Shares and full power and authority to sell, assign and transfer the Precise Shares represented by the enclosed share certificate(s) free and clear of all liens, claims and encumbrances. The undersigned will, upon request, execute any additional documents necessary or desirable to complete the surrender and exchange of the enclosed Precise Shares. Subject to the completion of the Merger, the undersigned hereby irrevocably appoints the Exchange Agent as agent of the undersigned to effect the exchange pursuant to the Merger Agreement, this Letter of Transmittal and Election Form and the instructions hereto.

      The undersigned understands that VERITAS is required to exchange Precise Shares submitted herewith for the selected Consideration only upon the completion of the Merger and after timely receipt by the Exchange Agent of: (1) certificates for Precise Shares, an affidavit of loss and indemnity bond for any lost, destroyed or stolen certificates for Precise Shares, or timely confirmation of a book-entry transfer of submitted securities into the Exchange Agent’s account at the book-entry transfer facility, (2) a properly completed and duly executed Letter of Transmittal and Election Form or manually signed facsimile thereof or an Agent’s Message (as defined in the instructions) in connection with a book-entry transfer and (3) any other required documents.

      VERITAS, in its sole discretion and acting in good faith, will determine all questions as to the validity of any Letter of Transmittal and Election Form and any changes thereof. VERITAS may delegate this power, in whole or in part, to the Exchange Agent. VERITAS may waive any defect or irregularity in any Letter of Transmittal and Election Form or change of Letter of Transmittal and Election Form and may delegate in whole or in part this authority to the Exchange Agent. The decisions of VERITAS or the Exchange Agent in such matters, absent manifest error, shall be conclusive and binding so long as VERITAS or the Exchange Agent, as applicable, has acted in good faith. Neither VERITAS nor the Exchange Agent will be under any obligation to give notification of any defect in any Election.

      All authority herein conferred or agreed to be conferred is for the benefit of third parties, shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned.

      The undersigned may revoke or change his, her or its Election only by written notice accompanied by a properly completed and signed later-dated Letter of Transmittal and Election Form or by withdrawal of the share certificate by written notice received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Election Date. All Elections shall be automatically revoked if the Merger Agreement is terminated. Precise share certificates represented by Elections that have been revoked will be promptly returned upon written request without charge to the Precise shareholder revoking the Election.

      Precise shareholders who do not submit a properly completed Letter of Transmittal and Election Form or revoke their Election prior to the Election Date will be treated as if no Election has been made and such shareholders will receive the Cash Consideration.

      After the completion of the Merger, the Exchange Agent will mail to those Precise shareholders who did not submit a proper, or who revoked a, Letter of Transmittal and Election Form a letter of transmittal together with instructions for the exchange of Precise share certificates for the Cash Consideration.

      A Precise shareholder who has elected the Mixed Consideration will not be paid dividends or other distributions that are declared after the Merger with respect to any VERITAS common stock into which the Precise Shares have been converted until such shareholder surrenders his, her or its Precise share certificates for exchange after completion of the Merger. When the undersigned surrenders the Precise share certificates, VERITAS will pay any unpaid dividends or other distributions, without interest. After the completion of the Merger, there will be no further transfer of Precise Shares. Precise share certificates presented for transfer after completion of the Merger will be cancelled and exchanged for the Cash Consideration.

      Unless otherwise indicated herein under “Special Payment Instructions,” VERITAS will (1) issue any check for fractional shares, if any, (2) issue any Consideration exchanged for Precise Shares submitted herewith, or (3) return any certificates for any Precise Shares and any accompanying documents, as appropriate upon a termination of the Merger Agreement in the name(s) of the registered holder(s) appearing under “Description of the Precise Shares Submitted.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” VERITAS will mail (1) any check for fractional shares, if any, (2) any Consideration exchanged for Precise Shares submitted herewith, and (3) return any certificates for any Precise Shares upon a termination of the Merger Agreement and any accompanying documents, as appropriate to the address(es) of the registered holder(s) appearing under “Description of the Precise Shares Submitted.” In the event that the boxes titled “Special Payment Instructions” and “Special Delivery Instructions” are both completed, VERITAS will (1) issue any check for fractional shares, if any, (2) issue any Consideration exchanged for Precise Shares submitted herewith or (3) return any certificates for any Precise Shares and any accompanying documents, as appropriate upon a termination of the Merger Agreement in the name(s) of and deliver such check, certificate(s) to the person(s) so indicated.

      VERITAS will only issue a check for the Cash Consideration, a VERITAS stock certificate or a check in lieu of a fractional share in a name other than the name in which a surrendered Precise share certificate is registered if you present the Exchange Agent with all documents required to show and effect the unrecorded transfer of ownership and show that you paid any applicable stock transfer taxes.

ELECTION OF CONSIDERATION

      So long as the provisions of the Guarantee of Signatures below are complied with and subject to the limitations referred to above, (1) each Precise Share for which a valid Cash Election has been received or deemed to have been made will be exchanged for the Cash Consideration; and (2) each Precise Share for which a valid Mixed Election has been received will be exchanged for the Mixed Consideration (subject to the “Note For Israeli Holders” below). Accordingly, to the extent that you fail to make an Election below for any Precise Shares submitted herewith, you will be deemed to have elected to receive the Cash Consideration for all of the Precise Shares held by you.

      For a description of the election and exchange procedures, see the section of the Proxy Statement/ Prospectus titled “The Merger — Election and Exchange Procedures” as well as the instructions to this document.

BOX B

DECLARATION REGARDING STATUS AS ISRAELI HOLDER

          PLEASE INDICATE BY CHECKING THE APPROPRIATE BOX IF THE FOLLOWING APPLIES TO YOU:

☐	You have provided Precise or the broker through which you hold Precise Shares with an address for notice purposes in the State of Israel.

☐	The center of your vital interests, as evidenced by family, economic or social ties, is in Israel.

          If you have checked either of the above boxes, or if the records of Precise or available to Precise indicate that you have provided an address for notice purposes in the State of Israel, you will be deemed an “Israeli holder.”

BOX C

ELECTION OF CONSIDERATION

          CHECK ONLY ONE OF THE BOXES BELOW. You may make a Cash Election or a Mixed Election as to all of the Precise Shares that you are submitting herewith:

☐	A CASH ELECTION is made pursuant to which each Precise Share submitted herewith will be exchanged for $16.50 in cash, subject to the limitations and procedures set forth in the Proxy Statement/ Prospectus, as to all of the Precise Shares submitted pursuant to this Letter of Transmittal and Election Form.

☐	A MIXED ELECTION is made pursuant to which each Precise Share submitted herewith will be exchanged for the mixed consideration of $12.375 in cash plus 0.2365 of a fully paid and nonassessable share of VERITAS common stock, except as described below under “Note for Israeli Holders” and subject to the limitations and procedures set forth in the Proxy Statement/ Prospectus, as to all of the Precise Shares submitted pursuant to this Letter of Transmittal and Election Form.

NOTE FOR ISRAELI HOLDERS: In order to comply with Israeli securities laws, if you are making a Mixed Election and you are an Israeli holder, as described above, you will receive $12.375 in cash plus an amount in cash equal to 0.2365 multiplied by the closing sale price of one share of VERITAS common stock on the trading day immediately prior to the Effective Time as reported on The Nasdaq National Market.

      If the merger is not completed, the certificates representing your Precise Shares will be returned to you and you will not be entitled to receive any consideration.

      For information as to the U.S. federal and Israeli income tax consequences of an election, see the section of the Proxy Statement/ Prospectus titled “The Merger — Certain Material U.S. Federal and Israeli Income Tax Consequences to Precise Shareholders.”

Box D

SPECIAL PAYMENT INSTRUCTIONS

(See Instructions I.1 and I.5)

To be completed only if any Consideration, including any check for fractional shares, for the submitted Precise Shares is to be issued in the name of someone other than the undersigned.

Issue check and/or Consideration to:

Name

(Please Print)

Address

(Zip Code)

(Tax Identification or
Social Security Number)
(See Substitute Form W-9)

☐	Credit Shares delivered by book-entry transfer and not exchanged through the book-entry transfer facility account.

(Account Number)

Box E

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions I.1 and I.5)

To be completed only if any Consideration, including any check for fractional shares, for the submitted Precise Shares is to be sent to someone other than the undersigned or to the undersigned at an address other than that shown under “Description of Precise Shares Submitted.”

Mail check and/or Consideration to:

Name

(Please Print)

Address

(Zip Code)

Box F

DECLARATION REGARDING STATUS AS ISRAELI RESIDENT FOR TAX PURPOSES

In some instances where Precise shareholders may be liable for Israeli tax on the sale of their shares, the payments of the consideration may be subject to the withholding of Israeli tax at source. In that context and pursuant to Section 1.5(c)(ii) of the Merger Agreement, please indicate by checking the appropriate box whether the following apply to you (if a statement is not applicable, do not check the box):

☐	You are a “resident of Israel” within the meaning of that term in Section 1 of the Israel Income Tax Ordinance [New Version], 1961 (as amended by Amendment Law No. 132 of 2002) — See Instruction IV.

☐	You held any Precise Shares before June 29, 2000 (the date of Precise’s initial public offering). If yes, then please indicate in the space provided the number of Precise Shares that you held before that date: .

IMPORTANT

ALL HOLDERS OF PRECISE SHARES

PLEASE SIGN HERE

(Also complete and sign Substitute Form W-9 below or an IRS Form W-8BEN or other Form W-8)

          This form must be signed by the registered holder(s) exactly as such holder’s name(s) appear(s) on certificate(s) representing the Precise Shares or, if submitted by the registered holder(s), exactly as such holder’s name appears on a security position listing as the owner of the Precise Shares or by the person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity is signing this form, please set forth such representative’s full title and submit evidence satisfactory to VERITAS of such representative’s authority to so act. See Instruction I.4.

          If the signature appearing below is not that of the registered holder(s) of the Precise Shares, then the registered holder(s) must sign a valid proxy.

(Signature(s) of Owner(s))

Name(s)

Name of Firm

(Please Print)

Capacity (Full Title)

(See Instruction I.4)

Address

(Zip Code)

Area Code and Telephone Number

Taxpayer Identification or Social Security Number

(See Substitute Form W-9)
Dated:                           ,

GUARANTEE OF SIGNATURE(S)

(See Instructions I.1 and I.4)

FOR USE BY FINANCIAL INSTITUTIONS ONLY.

PLACE MEDALLION GUARANTEE IN SPACE BELOW.

Authorized Signature(s)

Name(s)

Name of Firm

(Please Print)

Address

(Zip Code)

Area Code and Telephone Number

Dated:                           ,

INSTRUCTIONS

I.     General Instructions

      1.     Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal and Election Form (1) if this Letter of Transmittal and Election Form is signed by the registered holder(s), including any participant in any of the book-entry transfer facility’s systems whose name appears on a security position listing as the owner of the Precise Shares submitted herewith, unlesssuch registered holder(s) has completed either the box titled “Special Payment Instructions” or the box titled “Special Delivery Instructions” on this Letter of Transmittal and Election Form, or (2) if such Precise Shares are submitted for the account of a financial institution including most commercial banks, savings and loan associations and brokerage houses that is a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program or by any other “eligible guarantor institution,” as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (each, an “Eligible Institution”). In all other cases, all signatures on this Letter of Transmittal and Election Form must be guaranteed by an Eligible Institution. See Instruction I.4.

      2.     Letter of Transmittal and Election Form. This Letter of Transmittal and Election Form is to be completed by Precise shareholders if certificates for Precise Shares are to be forwarded herewith or, unless an Agent’s Message is utilized, if delivery of the Precise Shares is to be made by book-entry transfer, pursuant to the procedures set forth herein and in the Proxy Statement/ Prospectus. For a shareholder to validly submit Precise Shares in connection with the Merger, either (1) a properly completed and duly executed Letter of Transmittal and Election Form or a manually signed facsimile thereof, together with any required signature guarantees or an Agent’s Message in connection with book-entry transfer of the Precise Shares and any other required documents, must be received by the Exchange Agent at one of its addresses set forth herein prior to the Election Date and either (a) certificates for submitted Precise Shares must be received by the Exchange Agent at one of such addresses prior to the Election Date or (b) Precise Shares must be delivered pursuant to the procedures for book-entry transfer set forth herein and in the Proxy Statement/ Prospectus and a book-entry confirmation must be received by the Exchange Agent prior to the Election Date or (2) the shareholder must comply with the guaranteed delivery procedures set forth herein and in the Proxy Statement/ Prospectus.

      Shareholders whose certificates for the Precise Shares are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent prior to the Election Date or who cannot comply with the book-entry transfer procedures on a timely basis may submit their Precise Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth herein and in the Proxy Statement/ Prospectus. Pursuant to such guaranteed delivery procedures, (1) such submit must be made by or through an Eligible Institution, (2) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by VERITAS, must be received by the Exchange Agent prior to the Election Date and (3) the certificates for all submitted Precise Shares, in proper form for transfer or a book-entry confirmation with respect to all submitted Precise Shares, together with a properly completed and duly executed Letter of Transmittal and Election Form or a manually signed facsimile thereof, with any required signature guarantees, or, in the case of a book-entry transfer, an Agent’s Message, and any other required documents must be received by the Exchange Agent within five Nasdaq trading days after the Election Date.

      The term “Agent’s Message” means a message, transmitted by the book-entry transfer facility to, and received by, the Exchange Agent and forming a part of a book-entry confirmation, which states that such book-entry Transfer Facility has received an express acknowledgment from the participant in such book-entry transfer Facility submitting the Precise Shares, that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and Election Form and that VERITAS may enforce such agreement against the participant.

      The signatures on this Letter of Transmittal and Election Form cover the Precise Shares submitted herewith.

      The method of delivery of the Precise Shares, this Letter of Transmittal and Election Form and all other required documents, including delivery through the book-entry transfer facility, is at the election, option and risk of the shareholder and the delivery will be deemed delivered only when actually received by the Exchange Agent including, in the case of a book-entry transfer, by book-entry confirmation. If delivery is by mail, registered mail with return receipt requested and properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

      No alternative, conditional or contingent submissions will be accepted. All submitting shareholders, by executing this Letter of Transmittal and Election Form or a manually signed facsimile thereof, waive any right to receive any notice of acceptance of their Precise Shares in connection with the Merger.

      3.     Inadequate Space. If the space provided herein is inadequate, the number of Precise Shares submitted, the certificate numbers with respect to such Precise Shares and any other required information should be listed on a separate signed schedule attached hereto.

      4.     Signatures on Letter of Transmittal and Election Form; Stock Powers and Endorsements.

      If this Letter of Transmittal and Election Form is signed by the registered holder(s) of the Precise Shares submitted herewith, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

      If any of the Precise Shares submitted herewith are held by two or more joint owners of record, all such owners must sign this Letter of Transmittal and Election Form.

      If any of the submitted Precise Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letter of Transmittal and Election Forms as there are different registrations of certificates.

      If this Letter of Transmittal and Election Form, any stock certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and should submit proper evidence satisfactory to VERITAS of such agent’s authority to so act.

      If this Letter of Transmittal and Election Form is signed by the registered holder(s) of the Precise Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment or certificates for any Precise Shares not submitted or not accepted for exchange are to be issued in the name of a person other than the registered holder(s). An Eligible Institution must guarantee signatures on any such certificates or stock powers.

      If this Letter of Transmittal and Election Form is signed by a person other than the registered holder(s) of the Precise Shares evidenced by certificates listed and transmitted hereby, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates. An Eligible Institution must guarantee signature(s) on any such certificates or stock powers.

      5.     Special Payment and Delivery Instructions. The box titled “Special Payment Instructions” on this Letter of Transmittal and Election Form should be completed if any Consideration, including any check for fractional shares, for the submitted Precise Shares is to be issued in the name of someone other than the signer of this Letter of Transmittal and Election Form.

      The box titled “Special Delivery Instructions” on this Letter of Transmittal and Election Form should be completed if any Consideration, including any check for fractional shares, for the submitted Precise Shares is to be sent to someone other than the signer of this Letter of Transmittal and Election Form or to the signer of this Letter of Transmittal and Election Form at an address other than that shown under “Description of Precise Shares Submitted.”

      6.     Backup Withholding. In order to avoid U.S. federal “backup withholding” at a rate of 30% with respect to cash or VERITAS common stock received in exchange for submitted Shares pursuant to the Merger, a shareholder submitting Precise Shares must (i) provide the Exchange Agent with a properly completed Substitute Form W-9, included in this Letter of Transmittal/ Election Form, and sign such form under penalties of perjury, (ii) provide the Exchange Agent with a properly completed IRS Form W-8BEN (included with this Letter of Transmittal/ Election Form) or other Form W-8, and sign such form under penalties of perjury, or (iii) otherwise establish an exemption. IRS Form W-8s are available from the Exchange Agent or from the Internal Revenue Service web site, at http://www.irs.ustreas.gov. Please see “Important Tax Information,” below.

      7.     Requests for Assistance or Additional Copies. Questions and requests for assistance may be directed to                               at the address and telephone number listed below. Requests for additional copies of the Proxy Statement/ Prospectus, the Letter of Transmittal and Election Form, the Notice of Guaranteed Delivery and Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to                               as set forth

below. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Election.

      8.     Waiver of Conditions. VERITAS reserves the absolute right to waive any of the conditions set forth herein or any defect with respect to the transmittal of certificate(s) representing Precise Shares.

      9.     Lost, Destroyed or Stolen Certificates. If any certificate(s) representing Precise Shares has been lost, destroyed or stolen, the shareholder should check the box immediately preceding the special payment and special delivery instructions and indicate the number of Precise Shares lost. The shareholder should promptly notify the Exchange Agent at                               , who will forward additional documentation, including affidavits of loss and indemnity bonds, which such holder must complete in order to effectively submit such lost or destroyed certificate(s). Such lost or destroyed certificates will be processed only after such required documentation has been submitted to and approved by the Exchange Agent. In addition, there may be a fee in respect of lost or destroyed certificates.

II.     Instructions for Making Elections

      Neither VERITAS nor Precise makes any recommendation as to whether Precise shareholders should elect to receive the Cash Consideration or the Mixed Consideration in the Merger.

      If the merger is not completed, your Precise Shares will be returned to you and you will not be entitled to receive any consideration.

      1.     The Election. You may use this Letter of Transmittal and Election Form to make an Election as to the form of consideration to be received by you in exchange for your Precise Shares. The election procedures are further described in the Proxy Statement/ Prospectus under “The Merger — Election and Exchange Procedures” and all Elections are subject to compliance with such procedures.

      Furthermore, the section of the Proxy Statement/ Prospectus titled “The Merger — Certain Material U.S. Federal and Israeli Income Tax Consequences to Precise Shareholders” contains a description of certain consequences related to receiving the consideration in the Merger. A holder of Precise Shares should read carefully that section and discuss this Letter of Transmittal and Election Form with such holder’s tax advisor.

      2.     Failure to Make an Effective Election. If you fail to make an effective Election or if your Election is determined by VERITAS to be not properly made with respect to any submitted Precise Shares, such election shall be deemed to be not in effect and the holder of such Precise Shares shall be treated for all purposes as having submitted a Cash Election and such Precise Shares shall be converted into the right to receive the Cash Consideration.

      3.     Shares as to Which an Effective Election is Made. You may make a Cash Election or Mixed Election with respect to all of your Precise Shares by checking the appropriate box on the Election of Consideration (BOX C) contained herein. You must elect to exchange all of your submitted Precise Shares for only one form of consideration. A holder of record of Precise Shares who holds such shares as a nominee, trustee or in another representative capacity may submit multiple Letter of Transmittal and Election Forms; provided that such record holder certifies that each such Letter of Transmittal and Election Form covers all of the Precise Shares held by such record holders for a particular beneficial owner.

      4.     Revocation or Change of Election. The undersigned may revoke or change his, her or its Letter of Transmittal and Election Form only by written notice accompanied by a properly completed and signed later-dated Letter of Transmittal and Election Form or by withdrawal of the share certificate by written notice received by the Exchange Agent prior to 5:00 p.m., New York City time, on [                              ], 2003 (the “Election Date”). All Elections shall be automatically revoked if the Merger Agreement is terminated. Precise share certificates represented by Elections that have been revoked will be promptly returned upon written request without charge to the Precise shareholder revoking the Election.

III.     Important Tax Information

      Under United States federal income tax laws, we are required to report any payment made to a holder of Precise shares surrendered in the Merger to you and to the IRS and we may be required to “backup withhold” 30% of any such payment.

      To avoid such backup withholding, a U.S. holder whose Precise Shares are submitted herewith should provide the Exchange Agent a properly completed Substitute Form W-9, which is attached hereto, signed under penalties of perjury, including such shareholder’s current Taxpayer Identification Number (“TIN”) (which is the holder’s social security number if the holder is an individual) and other certifications. A U.S. holder of Precise Shares is required to give the Exchange Agent the social security number or employer identification number of the record owner of the Precise Shares being submitted for payment in connection with the Merger Agreement. If the shares are in more than one name or are not in the name of the actual owner, please consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the holder does not have a TIN but has applied for a TIN, the holder should write “Applied For” in the space provided for the TIN. If the holder does not provide the Exchange Agent with a certified TIN within 60 days, the Exchange Agent must backup withhold 30% of all cash payments made to the holder.

      Certain holders (including, among others, corporations and non-U.S. holders) are exempt from these backup withholding and reporting requirements. Exempt persons who are not foreign holders are not subject to backup withholding and should indicate their exempt status on Substitute Form W-9 by entering their correct TIN, marking the appropriate box and signing and dating the Substitute Form W-9 in the space provided.

      A non-U.S. holder should submit to the Exchange Agent the appropriate version of a United States Internal Revenue Service Form W-8, properly completed, including certification of such individual’s foreign status, and signed under penalty of perjury. Form W-8BEN, which is the version of Form W-8 most likely to apply to foreign persons claiming exemption from backup withholding, is attached to this Letter of Transmittal together with instructions. Non-U.S. persons should carefully read the instructions to Form W-8BEN and, if applicable, complete the required information, sign and date the Form W-8BEN and return the form to the Exchange Agent with the completed Letter of Transmittal. In certain cases, Form W-8BEN may not be the proper United States Internal Revenue Service form to be completed and returned, depending on the status of the foreign person claiming exemption from backup withholding. If you are a non-U.S. holder, you must complete and return the appropriate version of Form W-8. Additional United States Internal Revenue Service forms are available from the Exchange Agent or from the Internal Revenue web site, at http://www.irs.ustreas.gov.

      If the Exchange Agent is not provided with a properly completed Substitute Form W-9 or an IRS Form W-8BEN or other Form W-8, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, the Exchange Agent may be required to withhold 30% of any cash payment made to the holder with respect to Precise Shares submitted in connection with the Merger Agreement backup withholding. Backup withholding is not an additional tax. Rather, the tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund from the Internal Revenue Service may be obtained.

      Please consult your accountant or tax advisor for further guidance regarding the completion of Substitute Form W-9, Form W-8BEN, or another version of Form W-8 to claim exemption from backup withholding, or contact the Exchange Agent.

IV.     Definition of Resident of Israel for Israeli Tax Purposes

      Section 1 of The Israel Income Tax Ordinance [New Version], 1961 (as amended by Amendment Law No. 132 of 2002) defines a “resident of Israel” or a “resident” as follows:

“(A) with respect to an individual — a person whose center of vital interests is in Israel; for this purpose the following provisions will apply:

(1) in order to determine the center of vital interests of an individual, account will be taken of the individual’s family, economic and social connections, including:

(a) place of permanent home;

(b) place of residential dwelling of the individual and the individual’s immediate family;

(c) place of the individual’s regular or permanent occupation or the place of his permanent employment;

(d) place of the individual’s active and substantial economic interests;

(e) place of the individual’s activities in organizations, associations and other institutions;

(2) the center of vital interests of an individual will be presumed to be in Israel if:

(a) the individual was present in Israel for 183 days or more in the tax year or;

(b) the individual was present in Israel for 30 days or more in the tax year, and the total period of the individual’s presence in Israel that tax year and the two previous tax years is 425 days or more.

For the purposes of this provision, “day” includes a part of a day.

(3) the presumption in subparagraph (2) may be rebutted either by the individual or by the assessing officer

(B) with respect to a body of persons — a body of persons which meets one of the following:

(1) it was incorporated in Israel

(2) the control and management of its business are exercised in Israel”

IMPORTANT:       THIS LETTER OF TRANSMITTAL AND ELECTION FORM, OR A MANUALLY SIGNED FACSIMILE HEREOF, TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT’S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE ELECTION DATE AND EITHER CERTIFICATES FOR SUBMITTED SHARES MUST BE RECEIVED BY THE EXCHANGE AGENT OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE ELECTION DATE OR THE SHAREHOLDERS MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

      PLEASE SEE ATTACHED SUBSTITUTE FORM W-9 AND FORM W-8BEN AND INSTRUCTIONS THERETO.

SUBSTITUTE FORM W-9

TO BE COMPLETED BY ALL U.S. HOLDERS OF PRECISE ORDINARY SHARES

(See Instructions I.6 and III above)

PAYEE’S NAME

SUBSTITUTE FormW-9	Name
Address
Department of the Treasury Internal Revenue Service (IRS)	------------------------------------------------------ ------------------------------------------------------ (City) (State) Code)	(Zip

Check appropriate box:
Individual ☐	Corporation ☐
Partnership ☐	Other (specify) ------------------------------ ☐
Exempt from backup withholding ☐

Part I. — Please provide your taxpayer identification number in the space at right. If awaiting TIN, write “Applied For.”	SSN: or EIN:

Part III. — CERTIFICATION Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me),
(2) I am not subject to backup withholding either because: (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interests or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
(3) I am a U.S. person (including a U.S. resident alien).
Certification Instructions — You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).

Signature	Date

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 30% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE MERGER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

IRS FORM W-8BEN AND INSTRUCTIONS INCLUDED SEPARATELY IN LETTER OF TRANMITTAL PACKET.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER

ON SUBSTITUTE FORM W-9

For This Type of Account:	Give Name and SSN of:

1. Individual	The individual

2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)

3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)

4. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)

b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)

5. Sole proprietorship	The owner(3)

6. A valid trust, estate or pension trust	Legal entity(4)

7. Corporate	The corporation

8. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization

9. Partnership	The partnership

10. A broker or registered nominee	The broker or nominee

(1) List first and circle the name of the person whose number your furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

(2) Circle the minor’s name and furnish the minor’s SSN.

(3) You must show your individual name, but you may also enter your business or “DBA” name. You may use either your SSN or EIN (if you have one).

(4) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note:	If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.